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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 7, 2003


                          GS MORTGAGE SECURITIES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                  333-100818               56-2088493
           --------                  ----------               ----------
 (STATE OR OTHER JURISDICTION       (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)

85 Broad Street,
New York, New York                                              10004
------------------                                              -----
    (ADDRESS OF PRINCIPAL                                    (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 902-1000.







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


                                       -2-


Item 5.  Other Events.
         ------------

                  On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as an exhibit is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSRPM Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1 (the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheet by reference in the Registration Statement.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------



                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                            DESCRIPTION
      -----------                      -----------                            -----------
           1                                99                    Collateral Term Sheets prepared by
                                                                  Goldman, Sachs & Co. in connection with
                                                                  GSRPM Trust 2003-1, Mortgage Pass-
                                                                  Through Certificates, Series 2003-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 7, 2003

                                               GS MORTGAGE SECURITIES CORP.


                                               By: /s/ Marvin J. Kabatznick
                                                   ------------------------
                                               Name:   Marvin J. Kabatznick
                                               Title:  CEO

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Collateral Term Sheet           6

                                    EXHIBIT 1